AB Multi-Manager Select 2025 Fund

Portfolio of Investments

April 30, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.8%
Funds and Investment Trusts - 99.8% (a)
AB All Market Real Return Portfolio-Class Z (b)	546,457	$4,677,671
AB Bond Inflation Strategy Portfolio-Class Z (b)	584,764	6,256,971
AB Discovery Growth Fund, Inc.-Class Z (b)	272,211	3,231,145
AB Discovery Value Fund-Class Z (b)	159,836	3,167,945
AB Global Bond Fund, Inc.-Class Z (b)	1,938,337	16,282,035
AB Global Real Estate Investment Fund II-Class I (b)	309,638	3,563,932
AB High Income Fund, Inc.-Class Z (b)	1,352,604	11,091,356
AB Relative Value Fund-Class Z (b)	1,165,027	6,454,249
AB Unconstrained Bond Fund, Inc.-Class Z (b)	190,999	1,581,476
AQR Equity Market Neutral Fund-Class R6	315,323	3,184,758
AQR International Defensive Style Fund-Class R6	491,104	6,340,151
AQR Large Cap Defensive Style Fund-Class R6	220,851	4,801,292
AQR Style Premia Alternative Fund-Class R6	343,421	3,083,919
BlackRock Total Return Bond Fund-Class K	270,887	3,112,496
Boston Partners Long/Short Research Fund-Class INS	521,242	7,975,003
DFA Commodity Strategy Portfolio	842,701	4,676,991
iShares Core S&P 500 ETF	104,116	30,812,089
MFS Institutional International Equity Fund	124,514	3,229,897
PIMCO Real Return Fund	427,349	4,675,200
Schwab US Dividend Equity ETF	148,533	8,014,841
T. Rowe Price Emerging Markets Stock Fund-Class I	73,224	3,193,280
T. Rowe Price International Funds-International Discovery Fund-Class I	25,266	1,627,903
Vanguard FTSE Developed Markets ETF	306,990	12,902,790
Vanguard FTSE Emerging Markets ETF	27,365	1,187,915
Vanguard Total Bond Market ETF	38,931	3,151,854

Total Investment Companies (cost $155,065,854)		158,277,159

SHORT-TERM INVESTMENTS - 0.4%
Investment Companies - 0.4%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 2.37% (a)(b)(c) (cost $665,293)	665,293	665,293

Total Investments - 100.2% (cost $155,731,147) (d)		158,942,452
Other assets less liabilities - (0.2)%		(252,415)

Net Assets - 100.0%		$158,690,037

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)

As of April 30, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $5,896,064 and gross unrealized depreciation of investments was $(2,684,759), resulting in net unrealized appreciation of $3,211,305.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2025 Fund

April 30, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$158,277,159	$	– 0	–	$	– 0	–	$158,277,159
Short-Term Investments	665,293		– 0	–		– 0	–	665,293

Total	$158,942,452	$	– 0	–	$	– 0	–	$158,942,452

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2019 is as follows:

								Distributions
Affiliated Issuer	Market Value 7/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./(Depr.) (000)	Market Value 4/30/19 (000)	Dividend Income (000)		Realized Gains (000)
AB All Market Real Return Portfolio	$7,733	$837	$3,474		$128		$(546)	$4,678	$89		$	– 0	–
AB Bond Inflation Strategy Portfolio	6,058	927	926		(23)		221	6,257	104			– 0	–
AB Discovery Growth Fund, Inc.	2,951	1,328	897		182		(333)	3,231	478			– 0	–
AB Discovery Value Fund	3,017	1,107	491		(115)		(350)	3,168	322			– 0	–
AB Global Bond Fund, Inc.	15,172	10,247	9,741		(137)		741	16,282	369			– 0	–
AB Global Real Estate Investment Fund II	3,068	221	1,737		7		2,005	3,564	125			– 0	–
AB High Income Fund, Inc.	10,584	2,049	1,343		21		(220)	11,091	551			– 0	–
AB Relative Value Fund	6,291	2,309	1,589		23		(580)	6,454	668			– 0	–
AB Unconstrained Bond Fund, Inc.	2,986	453	1,760		(86)		(12)	1,581	58			– 0	–
Government Money Market Portfolio	839	39,358	39,531		– 0	–	(1)	665	– 0	–		10

Total	$58,699	$58,836	$61,489	$	– 0	–	$925	$56,971	$2,764			$10